TOLIC LETTERHEAD

May 18, 2007

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company (File No. 333-91851)

Dear Sir or Madam:

On behalf of Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company (“separate account”), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Trust, Munder Net50, Van Kampen Mid-Cap Growth, T. Rowe Price Small Cap, Third Avenue Value, Clarion Global Real Estate Securities, Federated Growth & Income, AEGON Bond, Transamerica Money Market, Marsico Growth, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Convertible Securities, Legg Mason Partners All Cap, Capital Guardian Value, Capital Guardian U.S. Equity, T. Rowe Price Equity Income, Transamerica Value Balanced, MFS International Equity, Templeton Transamerica Global, Transamerica Science & Technology, PIMCO Total Return, Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio, Asset Allocation – Growth Portfolio, Transamerica U.S. Government Securities, and J.P. Morgan Enhanced Index; the Variable Insurance Products Fund Fidelity VIP Equity-Income Portfolio – Service Class 2, the Variable Products Fund Fidelity VIP Contrafund® Portfolio – Service Class 2; and the Variable Insurance Products Fund Fidelity VIP Growth Opportunities Portfolio – Service Class 2.

Entity:	AEGON/Transamerica Series Trust
File No.:	33-507
Date of Filing:	March 8, 2007
Accession No.:	0001104659-07-017423
CIK:	0000778207

Entity:	Variable Insurance Products Fund Fidelity Equity-Income Portfolio, Service Class 2
File No.:	002-75010
Date of Filing:	February 26, 2007
Accession No.:	0000356494-07-000003
CIK:	0000356494

Entity:	Variable Insurance Products Fund Fidelity Contrafund® Portfolio, Service Class 2
File No.:	33-20773
Date of Filing:	March 5, 2007
Accession No.:	0000831016-07-000004
CIK:	0000831016

Securities and Exchange Commission

May 18, 2007

Page Two

Entity:	Variable Insurance Products Fund Fidelity Growth Opportunities Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	March 1, 2007
Accession No.:	0000356494-07-000040
CIK:	0000927384

These Annual Reports are for the period ended December 31, 2006 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Arthur D. Woods, Esq.
Steve Shepard